DERIVATIVES AND HEDGING:	6 Months Ended
Jun. 30, 2022
DERIVATIVES AND HEDGING:
DERIVATIVES AND HEDGING:

NOTE 7 – DERIVATIVES AND HEDGING:

We entered into forward contracts to hedge certain forecasted payroll payments denominated in NIS, against exchange rate fluctuations of the U.S. dollar for a period of up to twelve months. We record the cash flows associated with these derivatives under operating activities. Forward contracts are designated as cash flow hedges, as defined by ASC Topic 815, and are all highly effective.

As of June 30, 2022, and December 31, 2021, we had outstanding contracts designated as hedging instruments in the aggregate notional amount of approximately $41 million and $31 million, respectively. As of June 30, 2022, the fair value of our outstanding contracts amounted to a liability of $2,821 thousand, recorded under other current liabilities. As of December 31, 2021, the fair value of our outstanding contracts amounted to an asset of $562 thousand, recorded under other current assets. The foreign exchange forward contracts will expire throughout 2022. For the six months ended June 30, 2022, an amount of $1,004 thousand was reclassified from other comprehensive income into net income.

As of June 30, 2022, we expect to reclassify all of our unrealized gains and losses from accumulated other comprehensive income to earnings during the next twelve months.